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                                                                   EXHIBIT 99.02



LG&E Energy Corp. Cautionary Statement for the Purposes of the "Safe Harbor"
                  Provisions of the Private Securities Litigation Reform Act of 1995

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements to encourage such disclosures without the threat of litigation providing those statements are identified as forward-looking and are accompanied by meaningful, cautionary statements identifying important factors that could cause the actual results to differ materially from those projected in the statement. Forward-looking statements have been and will be made in written documents and oral presentations of LG&E Energy Corp. (the "Company"). Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used in the Company's documents or oral presentations, the words "anticipate", "estimate", "expect", "believe", "objective" and similar expressions are intended to identify forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause the Company's actual results to differ materially from those contemplated in any forward-looking statements include, among others, the following:

     . Increased competition in the utility industry, including effects of: decreasing margins as a result of competitive pressures; industry restructuring initiatives; transmission system operation and/or administration initiatives; recovery of investments made under traditional regulation; nature of competitors entering the industry; retail wheeling; a new pricing structure; and former customers entering the generation market;

     . Changing market conditions and a variety of other factors associated with physical energy and financial trading activities including, but not limited to, price, basis, credit, liquidity, volatility, capacity, transmission, currency, interest rate and warranty risks;

     . Risks associated with price risk management strategies intended to mitigate exposure to adverse movement in the prices of electricity and natural gas on both a global and regional basis;

     . Legal, regulatory, economic and other factors which may result in redetermination or cancellation of revenue payment streams under power sales agreements resulting in reduced operating income and potential asset impairment related to the Company's investments in independent power production ventures;

     .    Economic conditions including inflation rates and monetary fluctuations;
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     .    Trade, monetary, fiscal, taxation, and environmental policies of governments, agencies and similar organizations in geographic areas where the Company has a financial interest;

     . Customer business conditions including demand for their products or services and supply of labor and materials used in creating their products and services;

     . Financial or regulatory accounting principles or policies imposed by the Financial Accounting Standards Board, the Securities and Exchange Commission, the Federal Energy Regulatory Commission, state public utility commissions, state entities which regulate natural gas transmission, gathering and processing and similar entities with regulatory oversight;

     . Availability or cost of capital such as changes in: interest rates, market perceptions of the utility and energy-related industries, the Company or security ratings;

     . Factors affecting utility operations such as unusual weather conditions; catastrophic weather-related damage; unscheduled generation outages, unusual maintenance or repairs; unanticipated changes to fossil fuel, or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments; environmental incidents; or electric transmission or gas pipeline system constraints;

     . Employee workforce factors including changes in key executives, collective bargaining agreements with union employees, or work stoppages;

     . Rate-setting policies or procedures of regulatory entities, including environmental externalities;

     . Social attitudes regarding the utility, natural gas and power industries;

     . Identification of suitable investment opportunities to enhance shareholder returns and achieve long-term financial objectives through business acquisitions;

     . Some future project investments made by the Company could take the form of minority interests, which would limit the Company's ability to control the development or operation of the project;

     . Legal and regulatory delays and other unforeseeable obstacles associated with mergers, acquisitions and investments in joint ventures;

     . Costs and other effects of legal and administrative proceedings, settlements, investigations, claims and matters, including but not limited to those described in Note 13 of the Notes to Financial Statements of the Company's Annual Report on Form 10-K for the year ended December 31, 1996, under the caption Commitments and Contingencies;
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     .    Technological developments, changing markets and other factors that result in competitive disadvantages and create the potential for impairment of existing assets;

     . Factors associated with non-regulatory investments, including but not limited to: continued viability of partners, foreign government actions, foreign economic and currency risks, political instability in foreign countries, partnership actions, competition, operating risks, dependence on certain customers, third-party operators, suppliers and domestic and foreign environmental and energy regulations;

     . Other business or investment considerations that may be disclosed from time to time in the Company's Securities and Exchange Commission filings or in other publicly disseminated written documents.


     In addition, numerous matters associated with the proposed combination of the Company and KU Energy Corporation, including:

     . Regulatory authorities' decisions regarding business combination issues including the approval of the business combination as proposed, the rate structure of utility operating companies after the merger, transmission system operation and administration, or divestiture of portions of the Company's business;

     .    Qualification of the transaction as a pooling of interest;

     . Factors affecting the anticipated cost savings including national and regional economic conditions, national and regional competitive conditions, inflation rates, weather conditions, financial market conditions, and synergies resulting from the business combination;

     . Allocation of benefits of cost savings between shareholders and customers, which will depend, among other things, upon the results of regulatory proceedings in various jurisdictions;

     . Different or additional federal and state regulatory requirements or restrictions to which the Company and its subsidiaries may be subject as a result of the business combination (including conditions which may be imposed in connection with obtaining the regulatory approvals necessary to consummate the business combination);

     . Factors affecting dividend policy including results of operations and financial condition of the Company and its subsidiaries and such other business considerations as the Company's Board of Directors considers relevant.
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     The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.